Exhibit 10.14

FIRST AMENDMENT TO

ISSUER SECURITY AND PLEDGE AGREEMENT

This FIRST AMENDMENT TO ISSUER SECURITY AND PLEDGE AGREEMENT (this “Amendment”), dated as of August 28, 2006, amends the Issuer Security and Pledge Agreement (the “Original Security Agreement”) entered into as of August 17, 2005 by and between the parties hereto, to wit:  Penthouse Media Group Inc., a Nevada corporation (formerly a Delaware corporation) (the “Issuer”), and U.S. Bank National Association, as administrative agent and collateral agent (in such capacity, the “Agent”).  Capitalized terms used herein without definition shall have the respective meanings herein assigned to such terms in the Original Security Agreement (prior to this Amendment).

RECITALS

WHEREAS, the Issuer and the Agent entered into the Original Security Agreement to secure the Issuer’s obligations under the Securities Purchase Agreement dated as of August 17, 2005, by and among the Issuer, the “Guarantors” (as defined therein), the “Holders” listed on Schedule 2.02 thereto, and the Agent (the “Original Purchase Agreement”) and the Notes issued thereunder;

WHEREAS, the Issuer has requested the Holders and the Agent to enter into a Securities Purchase Agreement pursuant to which Issuer would, among other things, issue new 15.0% Senior Secured Notes due 2010 (the “New Purchase Agreement”), and a First Amendment to the Original Purchase Agreement (the “First Amendment to Original Purchase Agreement”);

WHEREAS, it is a condition to the Holders’ and the Agent’s entering into the New Purchase Agreement and First Amendment to Original Purchase Agreement that the Issuer and the Agent enter into this Amendment and give effect to the amendments set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.

AMENDMENTS TO THE ORIGINAL SECURITY AGREEMENT

1.1.

Amendment to Introductory Paragraph.  The introductory paragraph of the Original Security Agreement is hereby amended by restating the last sentence thereof to read as follows:

“This Agreement secures the obligations of the Issuer under its Notes (as defined below) and the related Purchase Agreements and other Note Documents (as such terms are defined below).

1.2.

Amendments to Section 1, Definitions.  Section 1 of the Original Security Agreement is hereby amended by inserting the following definitions in the appropriate places determined by alphabetical order:

“14.0% Note Holders” means the holders from time to time of the 14.0% Notes.

“14.0% Notes” means the Issuer’s 14.0% Senior Secured Notes due 2010, issued pursuant to the 14.0% Notes Purchase Agreement, including all “Notes” as defined in the 14.0% Note Purchase Agreement.

“14.0% Notes Purchase Agreement” means the Securities Purchase Agreement dated as of August 17, 2005, by and among the Issuer, the “Guarantors” (as defined therein), the “Holders” listed on Schedule 2.02 thereto, and the Agent, as amended by the First Amendment to 14.0% Notes Purchase Agreement, and as further amended and in effect from time to time.

“15.0% Note Holders” means the holders from time to time of the 15.0% Notes.

“15.0% Notes” means the Issuer’s 15.0% Senior Secured Notes due 2010, issued pursuant to the 15.0% Notes Purchase Agreement, including all “Notes” as defined in the 15.0% Notes Purchase Agreement.

“15.0% Notes Purchase Agreement” means the Securities Purchase Agreement dated as of August 28, 2006, by and among the Issuer, the “Guarantors” (as defined therein), the “Holders” listed on Schedule 2.02 thereto, and the Agent, as amended and in effect from time to time.

“Effective Date” means the date on which all of the conditions to effectiveness set forth in the 15.0% Notes Purchase Agreement and the First Amendment to the 14.0% Notes Purchase Agreement have been satisfied.

“First Amendment to 14.0% Notes Purchase Agreement” means the First Amendment and Limited Waiver to Securities Purchase Agreement dated as of August 28, 2006, by and among the Issuer, the “Guarantors” (as defined therein), the “Holders” (as defined therein) and the Agent, amending the Securities Purchase Agreement dated as of August 17, 2005, by and among the Issuer, the “Guarantors” (as defined therein), the “Holders” listed on Schedule 2.02 thereto, and the Agent.

“Holders” means, collectively, the 14.0% Note Holders and the 15.0% Note Holders.

“Note Documents” means, collectively, the “Note Documents” as defined in the 14.0% Notes Purchase Agreement and the “Note Documents” as defined in the 15.0% Notes Purchase Agreement.

“Notes” means, collectively, all of the 14.0% Notes and all of the 15.0% Notes.

“Obligations” means, collectively, all of the “Obligations” as defined in the 14.0% Notes Purchase Agreement and all of the “Obligations” as defined in the 15.0% Notes Purchase Agreement.

“Purchase Agreements” means the 14.0% Notes Purchase Agreement and the 15.0% Notes Purchase Agreement.

1.3.

General Definitional Provisions.  The definitions of “Holders,” “Securities Purchase Agreement,” and “Notes” are hereby deleted from the introductory paragraph of the Original Security Agreement.  Each and every other reference in the Original Security Agreement to the “Securities Purchase Agreement” shall be read and construed as a reference to the Purchase Agreements, each and every other reference in the Original Security Agreement to the “Notes” shall be read and construed as a reference to the Notes, each and every other reference in the Original Security Agreement to the “Holders” shall be read and construed as a reference to the Holders, and each and every reference in the Original Security Agreement to the “Note Documents” shall be read and construed as a reference to the Note Documents, in each case as defined in the Original Security Agreement (as amended by this Amendment).

1.4.

Ratification and Affirmation of Grant of Security Interest.  The Issuer hereby ratifies and affirms the continuing security interest granted pursuant to the Original Security Agreement and acknowledges that such security interest will at all times from and after the Effective Date secure the obligations of the Issuer under the Original Purchase Agreement (as amended by the First Amendment to Purchase Agreement) and the New Purchase Agreement, the respective Notes issued under such agreements and all of the other Obligations thereunder.

1.5.

Restatement of Section 2(a) of the Original Security Agreement.  Section 2(a) of the Original Security Agreement is hereby restated in its entirety as follows:

(a)

The Issuer hereby assigns and grants to the Agent, for the benefit of the Holders and the Agent, as their respective interests appear, to secure the payment and performance in full of all of the Obligations, a continuing security interest in all of its right, title and interest in and to all of its properties, assets and rights, wherever located, however evidenced, whether now owned or hereafter acquired or arising, and all proceeds, products, rents, offspring and profits thereof (all of the same being hereinafter called the “Collateral”) including, without limitation, the following:

All personal and fixture property of every kind and nature including without limitation all furniture, fixtures, equipment, raw materials, inventory, goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, proceeds of fraudulent transfer, preference, or similar claims, pension fund overfunded amounts, chattel paper, documents, instruments, securities (certificated and uncertificated), securities entitlements, securities contracts, securities accounts, commodity contracts, commodity accounts, financial assets, investment property, deposit accounts, and all general intangibles including, without limitation, payment intangibles, tax refund claims, license fees, patents, trademarks, copyrights and other Intellectual Property Collateral, computer programs, computer software, engineering drawings, service marks, customer lists, and all licenses, permits, agreements of any kind or nature pursuant to which the Issuer possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Issuer, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.  Notwithstanding the foregoing, “Collateral” shall exclude items which by their terms cannot be pledged without violating third person or entity rights or the terms of agreements prohibiting such pledge, but such items shall be excluded only to the extent that the restrictions on granting of security interests therein are enforceable under applicable law.

1.6.

Amendment to Section 10, Set-Off.  Section 10 of the Original Security Agreement is hereby amended by deleting from the first sentence thereof the word “they” and substituting in place thereof the phrase “the Agent or any Holder may”.

1.7.

Amendment to Section 17, Proceeds of Dispositions; Expenses.  Section 17 of the Original Security Agreement is hereby amended by deleting from the second sentence thereof the words “in such order or preference as the Agent may determine, pro rata among the Holders” and substituting in place thereof the words “in accordance with the Purchase Agreements”.

1.8.

Amendments to Schedules.  The Schedules to the Original Security Agreement are hereby amended as set forth on the Schedules hereto.

Section 2.

MISCELLANEOUS

A.

Reference to and Effect on the Original Security Agreement.

(i)

On and after the Effective Date, each reference in the Original Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Security Agreement shall mean and be a reference to the Original Security Agreement as amended by this Amendment.

(ii)

Except as specifically amended by this Amendment, the Original Security Agreement shall remain in full force and effect and are hereby ratified and confirmed.

(iii)

The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Holder under the Original Security Agreement.

B.

Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.

Incorporation by Reference of Miscellaneous Provisions.  The miscellaneous provisions of Section 23 of the Original Security Agreement are incorporated by reference herein with the same force and effect as though fully set forth herein and made applicable to this Amendment, except to the extent that any provision thereof has been expressly waived or amended hereby.

D.

Applicable Law.  THIS AMENDMENT AND THE OTHER FUNDING DOCUMENTS (AS DEFINED IN THE ORIGINAL PURCHASE AGREEMENT, AS AMENDED PURSUANT TO THE FIRST AMENDMENT TO ORIGINAL PURCHASE AGREEMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER FUNDING DOCUMENT IN RESPECT OF SUCH OTHER FUNDING DOCUMENT.

E.

Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Amendment shall become effective upon the execution of a counterpart hereof by the Issuer and the Holders.  Facsimile signatures shall be considered originals for all purposes.

[signatures page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ISSUER:

PENTHOUSE MEDIA GROUP INC.

By:

/s/ Marc H. Bell

Name:

Marc H. Bell

Title:

President

AGENT:

U.S. BANK NATIONAL ASSOCIATION

By:

/s/ Kathy L. Mitchell

Name:

Kathy L. Mitchell

Title:

Vice President